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BIOGEN IDEC INC.
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30th Annual Cowen & Company Healthcare Conference March 10, 2010

This presentation includes forward-looking statements about: our strategy for maximizing shareholder value the ability to improve the benefit-risk profile of TYSABRI(r) and drive future growth ongoing development initiatives and growth strategies for our marketed products the anticipated development and timing of programs in our clinical pipeline and regulatory actions These statements are based on our current beliefs and expectations and involve risks and uncertainties that could cause actual results to differ materially from those which we expect. Important factors which could cause actual results to differ from our expectations and which could negatively impact our financial position and results of operations include our dependence on our three principal products, AVONEX(r), RITUXAN(r) and TYSABRI(r), the importance of market acceptance and successful sales growth of TYSABRI(r), uncertainty of success in commercializing other products, the occurrence of adverse safety events with our products, competitive pressures, changes in the availability of reimbursement for our products, our dependence on collaborations over which we may not always have full control, failure to execute our growth initiatives, failure to comply with government regulation and possible adverse impact of changes in such regulation, problems with our manufacturing processes and our reliance on third parties, charges and other costs relating to our properties, fluctuations in our effective tax rate, our ability to attract and retain qualified personnel, the risks of doing business internationally, representation by activist shareholders, our ability to protect our intellectual property rights and the cost of doing so, product liability claims, fluctuations in our operating results, credit and financial market conditions, the market, interest and credit risks associated with our portfolio of marketable securities, our level of indebtedness, environmental risks, aspects of our corporate governance and collaborations and the other risks and uncertainties that are described in the Risk Factors section of our annual report on Form 10-K and in other reports we file with the SEC. Forward-looking statements, like all statements in this presentation, speak only as of the date of this presentation (unless another date is indicated). Unless required by law, we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Biogen Idec and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Biogen Idec in connection with the Company's 2010 annual meeting of stockholders. The names, affiliations and interests of such individuals may be found in Biogen Idec's Annual Report on Form 10-K for the year ended December 31, 2009 and its proxy statement for the 2009 Annual Meeting, each of which are filed with the SEC. To the extent holdings of Biogen Idec securities have changed since such documents were filed, such changes have been or will be reflected in Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. Additional information regarding such individuals will be included in the Company's proxy statement in connection with the Company's 2010 annual meeting of stockholders when such document is filed with the SEC. Biogen Idec files annual, quarterly and special reports with the SEC. The proxy statements and other reports, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from Biogen Idec at www.biogenidec.com. Biogen Idec stockholders are advised to read carefully the proxy statement relating to the Company's 2010 annual meeting of stockholders and any other relevant documents filed by the Company with the SEC when they become available before making any voting or investment decision, because they will contain important information. The Company's proxy statement will also be available for free by writing to Biogen Idec Inc., 14 Cambridge Center, Cambridge, MA 02142. In addition, copies of the proxy materials, including the Company's white proxy card, may be requested after they have been filed with the SEC from our proxy solicitor, MacKenzie Partners, Inc., by toll-free telephone at 1-800-322-2885 or by e-mail at proxy@mackenziepartners.com. Forward Looking Statements and Important Information

2009 in Review Revenue grew despite headwinds TYSABRI achieved 'blockbuster' status Late stage pipeline advanced and expanded Double digit non-GAAP diluted earnings growth Significant progress on $1 billion 2009 BIIB Stock Repurchase Program

2003 1.9 2004 2.2 2005 2.4 2006 2.7 2007 3.2 2008 4.1 2009 4.4 Financial Results Note: EPS numbers are Non-GAAP and exclude the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. GAAP to non-GAAP EPS reconciliation is provided in the appendix at the end of this presentation. 2003 amounts represent pro forma information of the historical results of IDEC Pharmaceuticals Corporation and Biogen, Inc. giving effect to the merger as if it occurred on January 1, 2003. +15% CAGR 2003 1.22 2004 1.4 2005 1.57 2006 2.25 2007 2.74 2008 3.66 2009 4.12 +22% CAGR Revenue ($B) Non-GAAP Diluted EPS ($)

2003 2009 AVONEX U.S. 0.4211 0.3223 ROW AVX 0.2105 0.2072 us rtx 0.2105 0.1842 row rtx 0.0526 0.0691 US TYS 0 0.046 Total ROW TYS 0 0.1252 Other 0.1053 0.046 Growing and Diversified Revenue Growing and Diversified Revenue 6 Note: 2003 amounts represent pro forma information of the historical results of IDEC Pharmaceuticals Corporation and Biogen, Inc. giving effect to the merger as if it occurred on January 1, 2003. 2003 2009 AVONEX U.S. 0.8 1.4 ROW AVX 0.4 0.9 us rtx 0.4 0.8 row rtx 0.1 0.3 OTHER ROW TYSABRI U.S. RITUXAN ROW RITUXAN U.S. AVONEX (1) (1) +15% CAGR Revenue ($B) Revenue as a % of Total ROW AVONEX U.S. TYSABRI OTHER ROW TYSABRI U.S. RITUXAN ROW RITUXAN U.S. AVONEX ROW AVONEX U.S. TYSABRI 74% U.S. 26% ROW 60% U.S. 40% ROW

13 Disciplined Use of Cash Extend AVONEX and RITUXAN through Lifecycle Management Accelerate TYSABRI Growth Advance our Pipeline SHAREHOLDER VALUE Business Drivers

TYSABRI Powerful Efficacy 2003 2004 2005 2006 2007 2008 2009 U.S. 86 99 25 218 422 508.6 35 344 813 1059 ROW 73 101 10 126 391 551 TYSABRI In-Market Sales ($M)

TYSABRI Benefit-Risk Profile

Efficacy

- **68%** reduction in relapse rate[1]
- **54%** reduction of disease progression[1]
- **37%** free of disease activity[2]

Safety

- One of the most extensively studied MS drugs
- Risk-management program is one of the most rigorous ever designed
- Research to reduce PML risk and improve outcomes
  - Plasma Exchange (PLEX)
  - Mefloquine clinical trial
  - Viral coat protein variants (VP1)
  - JC Virus Antibody Test

1. Polman CH, et al. N Engl J Med. 2006;354:899-910.
2. Havrdova, et al. Lancet neurology February 9, 2009 S1474-4422(09)70021-3 ; Effect of natalizumab on clinical and radiological disease activity in multiple sclerosis: a retrospective analysis of the Natalizumab Safety and Efficacy in Relapsing-Remitting Multiple Sclerosis (AFFIRM) study. Free of disease activity defined as no activity in clinical measures (no relapses and no sustained disability progression) or radiological measures (no Gd+ lesions and no new or enlarging T2 lesions).

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Stratify Patient Risk JCV antibody assay Ongoing research: Duration Immunosuppression Possibly other factors Evaluate JCV Antibody Assay Initiated clinical trials JCV incidence Utility for risk stratification Evaluate Switching Study to evaluate switching to TYSABRI vs. Copaxone(r) and Rebif(r) Expand Indications CIS SPMS Develop Subcutaneous Formulation Provide another dosing option for TYSABRI patients Continue Geographic Expansion in 2010 Mexico, Brazil, Turkey, Columbia, Argentina and Egypt Driving Future TYSABRI Growth Note: Copaxone(r) is a registered trademark of Teva Pharmaceutical Industries Limited and Rebif(r) is a registered trademark of Ares Trading SA Opportunity Initiatives

AVONEX Revenue ($B) AVONEX Start Early and Stay Active Longer 2003 2004 2005 2006 2007 2008 2009 U.S. 800409336 922572252 938672133 1022209985 1085020668 1276450400 1406184890 1168475855 1417157412 1543084739 1706718770 1867841947 2202532595 2322893832 ROW 368066519 494585160 604412606 684508785 782821278 926082195 916708942 CAGR '05 to '09 11% 11% 12% Highlights Granted method of use patent through 2026 FPI Phase 3 PEGylated interferon trial CHAMPIONS 10-year results Lifecycle initiatives (Autoinjector, Titration) Efforts to reinvigorate US business, including new leadership

RITUXAN U.S. Revenue ($B) Highlights RITUXAN Cornerstone of Therapy 2003 2004 2005 2006 2007 2008 2009 BIIB US Profit Share (in $ millions) 192 199 203 BIIB Revenue (in $ millions) 299 276 284 US Net Sales (in $ millions) 1.36 1.574 1.831 2.071 2.285 2.587 2.6655 +11% CAGR NHL 1st line maintenance results (PRIMA) Added CLL indication to label RITUXAN RA label expanded to include new claim for improvement in physical function and guidance on retreatment for TNF-IR patients ANCA-Associated Vasculitis Next generation molecules Ocrelizumab in immunology GA101 in oncology

Psoriasis Hemophilia B Rheumatoid Arthritis Crohn's Disease 2010 Pipeline Daclizumab Anti-LINGO AVONEX TYSABRI Ocrelizumab BG-12 BIIB014 Neublastin RITUXAN FUMADERM Pain Multiple Sclerosis Multiple Sclerosis Multiple Sclerosis Multiple Sclerosis Multiple Sclerosis Parkinson's MS Non-Hodgkin's Lymphoma Chronic Lymphocytic Leukemia Solid Tumor Solid Tumor RITUXAN Galiximab Anti-Cripto-DM4 HSP90 Inhibitor Volociximab Anti-IGF-1R Lumiliximab ONCOLOGY Market Phase 1 Phase 2 Phase 3 Pre-Clinical Market Phase 1 Phase 2 Phase 3 Pre-Clinical Long Acting rFactor IX Lixivaptan Long Acting rFactor VIII Hyponatremia Solid BART AD Multiple Sclerosis PEGylated-IFNb1a NHL GA 101 Market Phase 1 Phase 2 Phase 3 Pre-Clinical Market Phase 1 Phase 2 Phase 3 Pre-Clinical Rheumatoid Arthritis RA BG-12 Anti-TWEAK Ulcerative Colitis AVONEX RAF Inhibitor Fampridine-PR Multiple Sclerosis Lixivaptan ANCA Associated Vasculitis RITUXAN Chronic Lymphocytic Leukemia RITUXAN Solid Tumor TYSABRI Ocrelizumab Rheumatoid Arthritis Congestive Heart Failure Solid Anti-FcRn Pemphigus AD = Alzheimer's Disease, IBD = Irritable Bowel Disease CLL GA 101 Hemophilia A Non-Hodgkin's Lymphoma GSM AD EMERGING IMMUNOLOGY NEUROLOGY TYSABRI Multiple Myeloma = Progress Since 2007 IBD TNF-TWEAK Bispecific

MS Pipeline PEGylated Interferon (Phase 3) BG-12 (Phase 3) Daclizumab (Phase 2) Fampridine (Registration) Anti-Lingo (Phase 1)

Fampridine Filed in E.U., Canada, Switzerland and Australia Global neurology sales force - relationships with neurologists for over a decade R&D, Mfg and Commercial organizations preparing for possible launch. Pharmacoeconomic research, Compassionate use programs, Packaging development and Manufacturing site inspections Fampridine increases nerve function by decreasing potassium leakage from demyelinated axons Highlights

BG-12 Two Ph. 3 clinical studies fully enrolled (DEFINE) and (CONFIRM) Studies follow 2,500 patients in more than 30 countries worldwide. Oral therapy with potential for IFN-like efficacy MOA suggests potential for additional neuroprotective effects FUMADERMTM 15-year track record of long-term safety of dimethyl fumarate BG-12 - an oral formulation of dimethyl fumarate ARE Nucleus Keap1 Nrf2 Keap1 Nrf2 BG-12 Highlights

PEGylated Interferon Beta-1a molecule, structural representation PEGylated Interferon b-1a Phase 3 trial initiated in June 2009 PEGylated version of Inteferon beta-1a (PEG IFN) delivered via liquid prefilled syringe Increased half-life and systemic exposure of the protein May improve convenience and compliance for patients with MS who use interferons Highlights

Emerging Opportunity in Hemophilia



Fc binds to the neonatal Fc receptor ***(FcRn)*** *in endothelial cells. The fusion molecule is re-released into circulation, keeping the molecule in circulation longer**

Highlights

- Factor IX registrational trial (B-LONG) initiated during Q4 '09
- Currently no long-acting products commercially available
  - Currently standard of care requires 2 to 3 injections per week
  - Goal of once-weekly infusions
  - ~50 per year instead of current standard of ~100 to 150
- BIIB proprietary protein fusion technology applied to FIX and FVIII
- Factor IX is a $1B market

*Dumont JA, Low SC, Peters RT, Bitonti AJ. Monomeric Fc fusions: impact on pharmacokinetic and biological activity of protein therapeutics. Biodrugs. 2006; 20(3):151-160.

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SWEDISH ORPHAN INTERNATIONAL AB

biogen idec

Disciplined Use of Cash $1 billion Share Repurchase program announced in October 2009 Objective to return cash to shareholders Significant progress to date Returned $712 million under the 2009 plan through February 5, 2010 Total cash returned from 1/1/09 to 2/5/10 was $1,040 million, including 2010 share stabilization

13 Disciplined Use of Cash Extend AVONEX and RITUXAN through Lifecycle Management Accelerate TYSABRI Growth Advance our Pipeline SHAREHOLDER VALUE Business Drivers

GAAP to non-GAAP Reconciliation Q4-09 Diluted EPS & Net Income Attributable to Biogen Idec and 2010 Guidance Notes: The non-GAAP financial measures presented in this table are defined as reported, or GAAP, values excluding (1) certain purchase accounting and merger-related adjustments, (2) stock option expense and the cumulative effect of an accounting change relating to the initial adoption of an accounting standard for share-based payments and (3) other unusual or non-recurring items. Our management uses these non-GAAP financial measures to establish financial goals and to gain an understanding of the comparative financial performance of the Company from year to year and quarter to quarter. Accordingly, we believe investors' understanding of the Company's financial performance is enhanced as a result of our disclosing these non-GAAP financial measures. Non-GAAP net income attributable to Biogen Idec Inc. and non-GAAP diluted EPS should not be viewed in isolation or as a substitute for reported, or GAAP, net income attributable to Biogen Idec Inc. and diluted EPS. Numbers may not foot due to rounding.

21 GAAP to non-GAAP Reconciliation Notes: The non-GAAP financial measures presented in this table are defined as reported, or GAAP, values excluding (1) certain purchase accounting and merger- related adjustments, (2) stock option expense and the cumulative effect of an accounting change relating to the initial adoption of a new accounting standard for share- based payments and (3) other unusual or non-recurring items. Our management uses these non-GAAP financial measures to establish financial goals and to gain an understanding of the comparative financial performance of the Company from year to year and quarter to quarter. Accordingly, we believe investors' understanding of the Company's financial performance is enhanced as a result of our disclosing these non-GAAP financial measures. Non-GAAP net income attributable to Biogen Idec Inc. and non-GAAP diluted EPS should not be viewed in isolation or as a substitute for reported, or GAAP, net income attributable to Biogen Idec Inc. and diluted EPS. Numbers may not foot due to rounding.

Pipeline Milestones

	2010	2011
H1	☑ Factor IX Fc, Ph. 3, Hemophilia B, FPI ☑ Anti-LINGO, Ph. 1, MS, FPI ☒ Adentri, Ph. 2b, ADHF, Readout ☒ Aviptadil, Ph. 2, PAH, Readout ☑ RITUXAN, CLL, PDUFA ☒ Ocrelizumab, Ph. 3, RA, Readouts ☐ RITUXAN, Follicular NHL Maint, Filing ☐ TYSABRI, Ph. 4, SURPASS, FPI ☐ Daclizumab, Ph. 3, MS, FPI ☐ GA101, Ph. 3, Rituxan Ref Ind NHL, FPI	☐ Lixivaptan, Ph. 3, LPI ☐ BG-12, Ph. 3, MS, Readout (DEFINE) ☐ Lixivaptan, Hyponatremia, Filing ☐ Fampridine, MS, MAA
H2	☐ Lixivaptan, Ph. 3, Hyponatremia, Readout ☐ AVONEX, Ph. 2, UC, Readout ☐ BG-12, Ph. 2, RA, Readout ☐ RITUXAN, Vasculitis, Filing	☐ PEGylated IFN, MS, Ph. 3, LPI ☐ HSP-90, Ph. 2, BrCa, LPI ☐ BG-12, Ph. 3, MS, Readout (CONFIRM) ☐ Daclizumab, Ph. 2, MS, Readout (SELECT) ☐ HSP-90, Ph. 2, GIST, Readout ☐ Rituxan, Vasculitis, PDUFA

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biogen idec